                                                                   Exhibit 10.57

                               SECOND AMENDMENT

                                      to

                        FIRST RESTATED CREDIT AGREEMENT

                                     among

                          MBIA INSURANCE CORPORATION,

                          THE BANKS SIGNATORY HERETO,

                                 CREDIT SUISSE
                                New York Branch
                            as Administrative Agent

                                      and

                               DEUTSCHE BANK AG
                                New York Branch
                            as Documentation Agent

                          Dated as of January l, 1936

                               SECOND AMENDMENT

          THIS AMENDMENT, dated as of January 1, 1996, between MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), and CREDIT SUISSE, a banking corporation organized under the laws of Switzerland, acting through its New York Branch ("Credit Suisse"), as Agent for the Banks referred to herein (in such capacity, the "Agent");

          WHEREAS, MBIA, the Agent and the Banks identified therein are parties to the First Restated Credit Agreement, dated as of October 1, 1993, as amended by the First Amendment thereto dated as of September 23, 1994 and as supplemented by various Assignment and Assumption Agreements and Joinder Agreements, including the Assignment and Assumption Agreement dated as of the date hereof between Credit Suisse and Deutsche Bank (as so amended and supplemented, the "Credit Agreement"); and
                   ----------------

          WHEREAS, MBIA, the Agent and the Banks desire, upon the terms and subject to the conditions hereinafter set forth, to further amend the Credit Agreement in certain respects;

          NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                       MODIFICATIONS TO CREDIT AGREEMENT
                       ---------------------------------

          Section 1.1. Defined Terms. Except as otherwise specified herein,
          -----------  -------------
terms used in this Amendment and defined in Exhibit A of the Credit Agreement shall have the meanings provided in such Exhibit A.

          Section 1.2. Amendments Relating to Agents.
          -----------  -----------------------------

          (a) The preamble to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               THIS AGREEMENT, dated as of October 1, 1993, among MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond

     Investors Assurance Corporation ("MBIA"), the financial institutions from time to time parties hereto as Banks (collectively, the "Banks"), CREDIT SUISSE, New York Branch, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent "), and DEUTSCHE BANK AG, New York Branch, (in such capacity, the "Documentation Agent");

          (b) Each reference in the Credit Agreement to the "Agent" is hereby amended to be a reference to the "Administrative Agent", except as such term appears in Article 8 or as otherwise provided in this Amendment.

          (c) Each reference in Article 8 of the Credit Agreement, other than in the first sentence of Section 8.1 thereof or in Section 8.3(e) or Section 8.7 thereof, to the "Agent" is hereby amended to be a reference to each of the "Administrative Agent" and the "Documentation Agent", with the same effect as though each such provision of Article 8 applied separately to each of the Administrative Agent and the Documentation Agent.

          (d) The first sentence of Section 8.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     Each Bank hereby irrevocably designates and appoints (a) Credit Suisse, New York Branch, as its agent to act as the Administrative Agent as specified herein and in the other Loan Documents, and (b) Deutsche Bank AG, New York Branch, as its agent to act as the Documentation Agent as specified herein and in the other Loan Documents; and each Bank hereby irrevocably authorizes the Administrative Agent or the Documentation Agent, as the case may be, to take such action on behalf of such Bank under the provisions of this Agreement and the other Loan Documents and to give such consents, approvals or directions and to exercise such other powers and perform such duties as are expressly delegated to the Administrative Agent or the Documentation Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.

          (e) The reference in Section 8.3(e) of the Credit Agreement to the "Agent" is hereby amended to be a reference to the "Administrative Agent", and the reference in the preamble to the Security Agreement to Credit Suisse as the "Agent" shall be deemed to constitute a reference to Credit Suisse in its capacity as the Administrative Agent.

          (f) Section 8.7 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          Section 8.7 Successor. The Administrative Agent and the Documentation
          ----------- ---------
     Agent each may resign as such at any time upon at least 30 days' prior notice to MBIA and all Banks, such resignation not to be effective until a successor Administrative Agent or Documentation Agent, as the case may be, is in place. If the Administrative Agent or the Documentation Agent at any time shall resign, the Majority Banks may appoint another Bank reasonably acceptable to MBIA as a successor Administrative Agent or the Documentation Agent, as the case may be, which shall thereupon become the Administrative Agent or the Documentation Agent hereunder. If no such successor shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring agent has given notice of resignation, then the retiring agent may, on behalf of the Banks, appoint a successor Administrative Agent or the Documentation Agent, as the case may be, which shall be one of the Banks and which shall, at the time of such appointment, have the Required Ratings. Notwithstanding the resignation of the Administrative Agent or the Documentation Agent hereunder, the provisions of Sections 8.2 through 8.5 shall continue to inure to the benefit such agent in respect of any action taken or omitted to be taken by it in its capacity as such while it was the Administrative Agent or the Documentation Agent under this Agreement or any Loan Document.

          (g) Section 10.7 of the Credit -Agreement is hereby amended and restated to read in its entirety as follows:

               Section 10.7 Notices and Addresses for Notice. All notices and
               ------------ --------------------------------
     other communications provided for hereunder shall be in writing and, (a) if to MBIA, mailed or delivered to it, addressed to it at 113 King Street, Armonk, New York 10504, Attention: Julliette S. Tehrani, Senior Vice President and Chief Financial Officer; (b) if to the Administrative Agent, mailed or delivered to it, addressed to it at 12 East 49th Street, New York, New York 10017, Attention: Public Finance Department; (c) if to the Documentation Agent, mailed or delivered to it, addressed to it at 31 West 52nd Street, New York, New York 10019, Attention: Clinton M. Johnson; and,(d) if to a Bank, mailed or delivered to it at its address as shown on
     Schedule 1 hereto; or as to any party as such party may direct in a written notice to all other parties. All such notices and other communications shall, when mailed, be effective three days after the date of deposit in the mails, addressed as aforesaid. In lieu of notice by mail or delivery, written notice may be given over telecopier at the appropriate numbers set forth below, such notice over telecopier to be effective when transmitted.

          If to the Admin-
          istrative Agent:                          Telecopier No.:
          212-238-5461

          If to the Documen-
          tation Agent:                             Telecopier No.:
          212-474-8013

          If to MBIA:                               Telecopier No.:
          914-765-3163

          If to a Bank:                             To it at its telecopier
number as                                           set forth on Schedule 1
hereto.

          (h) Section 10.8(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               (a) This Agreement is a continuing obligation and binds, and the benefits hereof shall inure to, MBIA, the Administrative Agent, the Documentation Agent and the Banks and their respective successors and assigns; provided that, except as specifically provided herein, MBIA may
              -------------
     not transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Majority Banks.

          (i) Clause (c) of the second sentence of Section 10.12 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     (c) without the prior consent of the Administrative Agent, if it is adversely affected thereby, and the Documentation Agent, if it is adversely affected thereby, no such amendment or waiver shall alter the rights of the Administrative Agent or the Documentation Agent under Article 8.

          Section 1.3. Amendment to Section 3.1(d). Section 3.1(d) of the Credit
          -----------
Agreement is hereby amended and restated to read in its entirety as follows:

               (d) MBIA hereby agrees to pay to the Administrative Agent for its own account or for the account of the Documentation Agent, as the may be, the fees set forth in the fee letter between MBIA and the

Administrative Agent which refers to this Section 3.1(d) (the"A-tent Fee
Letter").

          Section 1.4.  Amendments to Definitions.
          -----------

          (a) The definition of "Covered Portfolio" contained in Exhibit A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "Covered Portfolio" shall mean and include each Insured
                -----------------
     Obligation outstanding on the Effective Date and each Insured Obligation issued thereafter and prior to the date of the first Loan (or such later date to which the Agent and the Majority Banks may consent in writing), other than (a) Insured Obligations listed on Exhibit E hereto, (b) additional Insured Obligations which MBIA hereafter elects in writing to exclude from the Covered Portfolio with the prior written consent of the Agent and the Majority Banks (which writing and consent shall be deemed to constitute an amendment supplementing Exhibit E hereto and shall not be unreasonably withheld); provided that no additional Insured Obligations shall become part of the Covered Portfolio from and after the date on which any Bank has given a notice to MBIA pursuant to Section 7.2(b) hereof as a result of the occurrence of an Event of Default, and (c) any Insured Obligation which any Bank or any Participant is obligated to purchase under the terms of a line of credit, standby bond purchase agreement, letter of credit, liquidity agreement or similar agreement or arrangement; provided that at no time shall the Covered Portfolio contain industrial development bonds having an aggregate Average Annual Debt Service exceeding one percent
     (11) of the Average Annual Debt Service on the entire Covered Portfolio.

               (b) The definition of "Insured Obligation" contained in Exhibit A to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "Insured Obligation" shall mean (a) municipal obligation bonds,
           ------------------
special revenue bonds and industrial development bonds hereof issued by the United States of America, a state thereof or the District of Columbia, a municipality or governmental unit or other political subdivision of the foregoing or any public agency or instrumentality thereof, and (b) other obligations which the Majority Banks have approved in writing, in each case to the extent that the payment of principal thereof, together with interest thereon, is insured, reinsured or otherwise guaranteed by MBIA under an Insurance Contract in compliance with the applicable provisions of the New York Insurance Law.

          Section 1.5. Consent of Banks. The Agent hereby confirms to MBIA that
          -----------  ----------------
it has received the consent of all Banks (to the extent required under the Restated Credit Agreement) to the modifications to the Restated Credit Agreement set forth in this Amendment.

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          In order to induce the Agent to enter into this Amendment and the Banks to consent hereto and proceed with the transactions contemplated hereby, MBIA makes the following representations and warranties to the Agent and the Banks, which shall survive the execution and delivery of this Amendment and the making of any Loans:

          Section 2.1. Due Authorization, Etc. The execution, delivery and
          -----------  ----------------------
performance by MBIA of the this Amendment and the Loan Documents as amended hereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations G.
T. U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate charter or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or
(iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses
(ii) and (iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Loan Document.

          Section 2.2. Approvals. No consent, approval or other action by, or
          -----------  ---------
any notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of this Amendment or the Loan Documents as amended thereby.

Document as amended hereby, constitutes a legal, valid and binding obligation of MBIA, enforceable against MBIA in Section 2.3. Enforceability. This Amendment
                                  -----------  --------------
and each Loan accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court of law or a court of equity.

          Section 2.4. Financial Statements etc. (a) MBIA has heretofore
          -----------  ------------------------
furnished to the Agent (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31, 1994, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for the year ended December 31, 1994, and
(ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31, June 30, and September 30, 1995, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 1995, the six months ended June 30, 1995 and the nine months ended September 30, 1995. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA Inc. and its subsidiaries taken as a whole or of MBIA since September 30, 1995.

          (b) MBIA has heretofore furnished to the Agent its annual statements and its financial statements as filed with the Department for the year ended December 31, 1994 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 1995, June 30, 1995 and September 30, 1995. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

(c) MBIA has heretofore furnished to the Agent a copy of the annual report on Form 10-K of MBIA Inc. for the fiscal year ended December 31, 1994 as filed with the Securities and Exchange Commission and the quarterly reports on Form 10-Q of MBIA Inc. for each of the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995 as filed with the Securities and Exchange Commission. Such annual and quarterly reports were prepared in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          Section 2.5. Covered Portfolio. Substantially all of the Insured
          -----------  -----------------
Obligations in the Covered Portfolio are insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Agent in accordance with MBIA's underwriting criteria as heretofore disclosed to the Agent, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the date hereof.

          Section 2.6. Confirmation of Representations and Warranties. MBIA
          -----------  ----------------------------------------------
hereby confirms that its representations and warranties set forth in the Restated Credit Agreement (including without limitation those set forth in Article 5 of the Restated Credit Agreement) are true and correct as of the date hereof, and represents and warrants that no Default or Event of Default has occurred and is continuing.

          Section 2.7. Disclosure. There is no fact known to MBIA which
          -----------  ----------
materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any this Amendment or any Loan Document as amended hereby which has not been set forth in this Amendment, in the financial statements or reports required to be delivered pursuant to Section 2.4 hereof.

                                  ARTICLE III

                                 MISCELLANEOUS
                                 -------------

          Section 3.1. Restated-Credit Agreement. Except as expressly modified
          -----------  -------------------------
as contemplated hereby, the Restated Credit Agreement and the other Loan Documents are hereby confirmed to be in full force and effect in accordance with their respective terms.

          Section 3.2. Effectiveness. This Amendment shall be effective when
          -----------  -------------
executed and delivered by MBIA and the Agent.

Section 3.3. Survival. All covenants, agreements, representations and
-----------  --------
warranties made herein or in any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the effective date hereof, the making of any Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan or Note remains outstanding or unpaid, any other amount payable by MBIA under the Restated Credit Agreement as amended hereby, any Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under the Restated Credit Agreement as amended hereby, any Note or any other Loan Document remains unsatisfied or the Banks have any obligation to make a Loan or any other advance of moneys to MBIA under the Restated Credit Agreement as amended hereby.

          Section 3.4. Severability. Any provision of this Amendment which is
          -----------  ------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 3.5. Successors and Assigns. This Amendment is a continuing
          -----------  ----------------------
obligation and binds, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns; provided that MBIA may not transfer or assign any or all of its rights or obligations hereunder except as permitted by Section 10.8 of the Restated Credit Agreement.

          Section 3.6. Amendments. No provision of this Amendment shall be
          -----------  ----------
waived, amended or supplemented except as provided in Section 10.12 of the Restated Credit Agreement.

          Section 3.7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
          -----------  -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 3.8. Headings. Section headings in this Amendment are
          -----------  --------
included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

          Section 3.9. Counterparts. This Amendment may be executed in several
          -----------  ------------
counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers "hereunto duly authorized as of the date first above written.

MBIA INSURANCE CORPORATION

By
Name: Christopher W. Tilley
Title: Senior Vice President and Treasurer

CREDIT SUISSE, New York Branch,
as Agent and as a Bank

By
Name:
Title:

Name:
Title:

                                PROMISSORY NOTE
                                ---------------

US$237, 500, 000 New York, New York as of January 1, 1996

          FOR VALUE RECEIVED, the undersigned, MBIA INSURANCE CORPORATION, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation ("MBIA"), hereby promises to pay to the order of CREDIT SUISSE (the "Bank"), New York Branch, at its offices at 12 East 49th Street, New York, New York, 10017, in lawful money of the United States of America in immediately available funds, the principal sum of Two Hundred Thirty Seven Million Five Hundred Thousand Dollars (US$237,500, 000) or, if less, the aggregate unpaid PRINCIPAL AMOUNT of the Loans (as defined in the hereinafter referred to Credit Agreement) outstanding and payable to the Bank by MBIA under the First Restated Credit Agreement, dated as of October 1, 1993, as heretofore amended and as further amended from time to time (the "Credit Agreement") in the amounts and on the dates set out in the Credit Agreement. MBIA also promises to pay interest on the unpaid principal amount of such Loans from the date on which such Loans are made until the Loans are repaid in full at such interest rates and payable on such dates as are determined pursuant to the Credit Agreement.

          If any payment on this Note shall be specified to be made upon a day which is not a Business Day (as defined in the Credit Agreement), it shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

          The Bank is authorized to record the date and amount of each Loan and each payment, prepayment and conversion with respect thereto on the grid attached hereto or on a continuation thereof which shall be attached hereto and made a part hereof, and any such notation shall constitute prima facie
                                                           -----------
evidence of the accuracy of the information so recorded; Provided that the
                                                         -------------
failure to make any such notations shall not affect the validity of MBIA's obligations hereunder.

          Presentment, demand, protest and notice of dishonor are hereby waived by the undersigned.

          This Note evidences the Bank's Loans under, and is entitled to the benefits and subject to the provisions of, and is secured by, the Credit Agreement and the other Loan Documents (as defined therein). The Credit Agreement, among other things, contains provisions with respect to the acceleration of the maturity of this Note upon the happening of certain stated events, and for mandatory and optional prepayments of the principal of this Note prior to maturity, all upon the terms and conditions specified therein.

          This Note represents a replacement for MBIA's notes, dated December 31, 1993 and September 23, 1994, heretofore issued to the Bank.

          The payment obligations of MBIA under this Note are limited as provided in Section 2.7 of the Credit Agreement.

          This Note shall be construed in accordance with and governed by the laws of the State of New York.

                                   MBIA INSURANCE CORPORATION
                                   By:
                                   Name: Christopher W. Tilley

                                   Title: Senior Vice President and
                                           Treasurer

                                     GRID

                         Unpaid
                         Principal      Principal
          Amount of      Paid or        Amount of      Notation
Date      Loan           Prepaid        Note           Made by
----      ----           -------        ----           -------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                          dated as of January 1, 1996

          Reference is made to the Credit Agreement described in Item 1 of Annex I annexed hereto (as such agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex
                                     ----------------
I attached hereto, terms defined in or defined for purposes of the Credit Agreement are used herein as so defined. Credit Suisse, New York Branch, as Agent under the Credit Agreement (in such capacity, the "Agent"), and as a Bank (in such capacity, the "Assignor") and Deutsche Bank AG, New York Branch (the "Assignee"), hereby agree as follows:

          (a) The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to that portion of the Assignor's Commitment and other rights, duties and obligations under the Credit Agreement, in and to that portion of the Assignor's Loans (if any) as of the date hereof which represents the percentage interest specified in Item 2 of Annex I hereto (the "Assigned Share").

          (b) Following the execution of this Agreement by the Agent, the Assignor and the Assignee, the consent hereto by MBIA and payment by the Assignee to the Assignor of the purchase price for the Assigned Share as agreed upon by the Assignor and the Assignee, this Agreement shall become effective as of the Settlement Date specified in Item 3 of Annex I hereto (the "Settlement Date"). As of the Settlement Date, (i) the Assignee's Commitment set forth on
Schedule I to the Credit Agreement shall be increased by the amount set forth in
Item 2(d) of Annex I hereto and (ii) the Assignor 's Commitment set forth on said Schedule shall be decreased by the same amount.

          (c) The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties and representations made in or in connection with the Credit Agreement or any of the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any of the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of or the performance or observance by MBIA of any of its obligations under the Credit Agreement, any of the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) requests that the Agent request that MBIA exchange the Note held by the Assignor evidencing any Loans made by the Assignor under the Credit Agreement for a new Note payable to the Assignor (if the Assignor has retained any interest in the Commitment as of the Settlement Date and a new Note payable to the Assignee in the full amount of its increased Commitment as of the Settlement Date.

          (d) The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and SEC Reports referred to therein, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Assignor or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms its agreement with the provisions of Article 9 of the Credit Agreement and appoints and authorizes the Agent on its behalf to exercise such powers under the Credit Agreement and the other Loan Documents, as are delegated to the Agent by the terms thereof and hereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will be bound by all of the terms and conditions of the Credit Agreement and the other Loan Documents and will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank.

          (e) Notwithstanding any provision to the contrary contained in the Credit Agreement, (i) the Assignee's pro rata share of commitment fees, interest payments and other periodic payments will be appropriately adjusted to reflect the period of time during which this Agreement has been in effect, and (ii) to the extent that the Assignee receives any such interest or other amount pursuant to the Credit Agreement in respect of any period of time during which this Agreement was not in effect, or that the Assignor receives any such interest or other amount pursuant to the Credit Agreement in respect of any period of time prior to the time during which this Agreement was in effect, the Assignor or the Assignee, as the case may be, will forthwith pay to the other its pro rata share thereof, appropriately adjusted as provided in clause (iii) above.

          (f) Any amendment to, waiver of any provision of or consent pursuant to this Agreement, shall be effective with and only upon the prior concurrence of the Agent, MBIA, the Assignor and the Assignee, unless otherwise provided in the Credit Agreement.

          (g) The address of Assignor and Assignee for purposes of all notices or other communications hereunder or under the Credit Agreement are as set forth on Schedule I to the Credit Agreement, or to such other address as shall be designated by such party pursuant to Section 10.7 of the Credit Agreement.

          (h) All payments to be made to the Assignor or the Assignee hereunder or under the Credit Agreement shall be made by federal wire in accordance with the Credit Agreement, or as otherwise directed by the Assignor or the Assignee, as the case may be, by notice to the other and to the Agent and as may be acceptable to the Agent.

          (i) This Agreement shall be binding upon, and inure to the benefit of the parties hereto-and their respective successors and assigns; provided that
                                                                --------
the Assignee may not assign any of its rights or obligations hereunder except as permitted by Section 10.8 (b) or 10.8(c) of the Credit Agreement.

          (j) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers "hereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

CREDIT SUISSE, NEW YORK BRANCH, as Agent

By:
Name:
Title:

By:
Name:
Title:

CREDIT SUISSE, NEW YORK BRANCH, as Assignor

By:
Name:
Title:

By:
Name:
Title:

DEUTSCHE BANK AG, NEW YORK BRANCH as Assignee

By:

Name:
Title:

By:
Name:
Title:


ACCEPTED AND AGREED TO:

MBIA INSURANCE CORPORATION

By /s/Christopher W. Tilley

Name: Christopher W. Tilley

Title: Senior Vice President and Treasurer

                 ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    ANNEX I

1. Name and Date of Credit Agreement:

First Restated Credit Agreement, dated as of October l, 1993, as amended through the First Amendment thereto, dated as of September 23, 1994, among MBIA Insurance Corporation, a New York stock insurance corporation formerly known as Municipal Bond Investors Assurance Corporation, Credit Suisse, a banking corporation organized under the laws of Switzerland, acting through its New York Branch, as Agent, and the Banks signatory thereto. The parties acknowledge that, immediately after giving effect to this Assignment Assumption Agreement, said First Restated Credit Agreement will be further amended by the Second Amendment thereto, dated as of the date hereof.

2. Amounts (as of date of Assignment and Assumption Agreement):

(a) Aggregate Amount of Assignor's

Commitment $375,000,000

(b) Aggregate Amount of Assignor's

Loans Currently Outstanding) $ 0

(c) Percentage of Assignor's
Commitment and Loans Assigned                  36.6666667%

(d) Assigned Amount of Commitment $137,500,000

(e) Amount of Assigned Share of Loans
Currently Outstanding                                  N/A

3. Settlement Date: January 2, 1996, effective January 1, 1996

ACCEPTED AND AGREED:


CREDIT SUISSE,                               DEUTSCHE BANK AG
New York Branch, as Assignor                 New York Branch, as
Assignee

     By:                          By:

      Name:                            Name:
      Title:                           Title:

     By:                          By:
     Name:                             Name:
     Title:                            Title:

CREDIT SUISSE,
New York Branch, as Agent

By:
Name:
Title:


By:
Name:
Title:


Annex I for Assignment and Assumption Agreement

                                THIRD AMENDMENT

                                      to
                        FIRST RESTATED CREDIT AGREEMENT
                                     among
                          MBIA INSURANCE CORPORATION,
                          THE BANKS SIGNATORY HERETO,
                                 CREDIT SUISSE
                                New York Branch
                            as Administrative Agent

                                      and

                               DEUTSCHE BANK AG
                                New York Branch
                            as Documentation Agent
                          Dated as of October 1, 1996

                                THIRD AMENDMENT

THIS AMENDMENT, dated as of October 1, 1996, among MBIA INSURANCE CORPORATION, a New York stock insurance corporation (MBIA"), the financial institutions from time to time parties hereto as Banks (collectively, the "Banks"), CREDIT SUISSE, New York Branch, as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"), and DEUTSCHE BANK AG, New York Branch, (in such capacity, collectively with the Administrative Agent, the "Agents");

WHEREAS, MBIA, the Agents and the Banks identified therein are parties to the First Restated Credit Agreement, dated as of October 1, 1993, as amended by the First Amendment thereto dated as of September 23, 1994 and the Second Amendment thereto dated as of January 1, 1996 and as supplemented by various Assignment and-Assumption Agreements and Joinder Agreements (as so amended and supplemented, the "Credit Agreement");

WHEREAS, Sudwestdeutsche Landesbank, one of the Banks, desires to terminate its Commitment (as defined in the Credit Agreement) and MBIA, the Agents and certain other Banks have agreed to modifications of

WHEREAS, MBIA, the Agent and the Banks have agreed pursuant to Section 3.3 of the Credit Agreement to an extension of the Expiration Date (as defined therein) from September 30, 2002 to September 30, 2003;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE 1

                       MODIFICATIONS TO CREDIT AGREEMENT
                       ---------------------------------

Section 1.1. Defined Terms. Except as otherwise specified herein, terms used in this Amendment and defined in Exhibit A of the Credit Agreement shall have the meanings provided,in such Exhibit A.

          Section 1.2. Changes of Commitments. (a) As of October 1, 1996, the Commitment of Sudwestdeutsche Landesbank is hereby terminated, and such Bank shall cease to be a party to the Credit Agreement; provided that (i) such Bank shall remain entitled to the benefits of provisions of the Credit Agreement which by the terms thereof survive the termination of the Credit Agreement as to a Bank and the repayment of all Loans made by such Bank and (ii) such Bank shall remain obligated for its pro rata share (determined in accordance with the Credit Agreement) of amounts payable by Banks pursuant to Section 8.4 of the Credit Agreement (titled "Indemnity") to the extent such amounts relate to or arise out of any period prior to October 1, 1996.

          (b) As of October 1, 1996, the respective Commitments of the remaining Banks shall be as follows:

Bank                               Commitment
----                               ----------
Credit Suisse, New York            $235,000,000
Branch

Deutsche Bank AG, New York         $235,000,000
Branch

Cooperatieve Centrale              $125,000,000
Raiffeisen-Boerenleenbank
B.A. (Rabobank Nederland)

Caisse des Depots et               $ 50,000,000
Consignations

Landesbank Hessen-                 $ 50,000,000
Thoringen Girozentrale

Bayerische Landesbank              $ 30,000,000
Girozentrale, New York
Branch

The parties acknowledge that, giving effect to such changes, the Maximum Commitment shall be $725,000,000.

          Section 1.3. Expiration Date. The parties hereby agree that the
          -----------  ---------------
Expiration Date, as heretofore extended, is hereby further extended to September 30, 2003 pursuant to the provisions of Section 3.3 of the Credit Agreement.


                                   ARTICLE 2


                             CONDITIONS PRECEDENT

          Section 2.1. Conditions Precedent to Third Amendment Effective Date.
          ------------                                         --------------
The provisions of Article 1 of this Agreement shall become effective as of October 1, 1996 when each of the following conditions has been fulfilled to the reasonable satisfaction of the Agents. If such conditions have not been satisfied on or prior to October 1, 1996, then at the written election of the Agents delivered to MBIA, this Third Amendment shall terminate and be of no further force or effect.

(i) There shall exist no Default or Event of Default, and all representations and warranties made by MBIA herein or in any of the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made at and as of such time.

(ii) The following Banks shall have received replacement or additional Notes meeting the requirements of Section 2.3 of the Credit Agreement in the respective principal amounts set forth below (the "Additional Notes"):

Bank                          Principal      Type of
------------------------------------------------------
                              Amount         Note
-------------------------------------------------
Credit Suisse, New            $235,000,000   Replacement
York Branch

Deutsche Bank AG, New         $235,000,000   Replacement
York Branch

Cooperatieve Centrale         $ 75,000,000   Additional
Raiffeisen
Boerenleenbank B.A.
Rabobank Nederland)

Landesbank Hessen-            $ 25,000,000   Additional
Thoringen
Girozentrale


(iii) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

(A) a certificate of any two of the President, any Vice President or the Treasurer of MBIA to the effect that the conditions set forth in Section 2.1(a) hereof have been satisfied and that no governmental filings, consents and approvals are necessary to be secured by MBIA in order to permit the borrowing under the Credit Agreement, as modified hereby, the grant of the Lien under the Security Agreement and the execution, delivery and performance in accordance with their respective terms of this Amendment and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, each of which shall be in full force and effect;

(B) copies of the duly adopted resolutions of the Board of Directors of MBIA, or an authorized committee thereof, authorizing the execution, delivery and performance in accordance with their respective terms of this Amendment and the Additional Notes (collectively, the "Third Amendment Documents"), accompanied by
                                     -------------------------
a certificate of the Secretary or an Assistant Secretary of MBIA stating as to
(A) the effect that such resolutions are in full force and effect, (B) the incumbency and signatures of the officers Signing the Third Amendment Documents on behalf of MBIA, and (C) the effect that, from and after January 1, 1996, there has been no amendment, modification or revocation of the articles of incorporation or by-laws of MBIA;

(C) opinions of the General Counsel of MBIA and Kutak Rock, MBIA's counsel, each dated as of October 1, 1996, which are substantially to the effect set forth in the forms attached hereto as, respectively, Exhibits A and B; and (D) such other documents, instruments, approvals (and, if reasonably requested by the Agents or The Majority Banks, duplicates or executed copies thereof certified by an appropriate governmental official or an authorized officer of MBIA) or opinions as the Agents or the Majority Banks may reasonably request.

(iv) The Agents shall have received reasonably satisfactory evidence that long-term obligations insured by MBIA are publicly assigned a rating of Aaa by Moody's and AAA by S&P by reason of such insurance.

(v) Effective as of October 1, 1996, the Bank Fee Letter shall have been modified in a manner satisfactory to MBIA and the Agents and consented to by all of the Banks.

(vi) Effective as of October 1, 1996, the Agent Fee Letter shall have been modified in a manner satisfactory to MBIA and the Administrative Agent.

(vii) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Amendment and the Loan Documents shall be satisfactory in form and substance to the Agents.

A certificate of the Agents delivered to MBIA stating that this Amendment has become effective shall be conclusive evidence thereof.

                                   ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

In order to induce the Agents and the Banks to enter into this Amendment, MBIA makes the following representations and warranties to the Agent and the Banks, which shall survive the execution and delivery of this Amendment and the making of any Loans:

          Section 3.1. Due Authorization, Etc. The execution, delivery and
          -----------  ----------------------
performance by MBIA of the Third Amendment Documents and the Loan Documents as amended thereby are within its corporate powers, have been duly authorized by-all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations
G. T. U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate charter or by-laws of MBIA,
(ii) result in a breach of or constitute a default under any indenture or loan or credit agree-ment or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (ii) and
(iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Loan Document.

          Section 3.2. Approvals. No consent, approval or other action by, or
          -----------  ---------
any notice to or filing with any court or adminis-trative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of the Third Amendment Documents or the Loan Documents as amended thereby.

         Section 3.3. Enforceability. Each Third Amendment Document and each
         -----------  --------------
Loan Document as amended thereby, constitutes a legal, valid and binding obligation of MBIA, enforceable against MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court Of law or a court of equity.

          Section 3.4. Financial Statements, etc. (a) MBIA has heretofore
          -----------  -------------------------
furnished to the Agents (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31, 1995, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for the year ended December 31, 1995, and
(ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31 and June 30, 1996, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 1996 and the six months ended June 30, 1996. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA Inc. and its subsidiaries taken as a whole or of MBIA since June 30, 1996.

          (b) MBIA has heretofore furnished to the Agents its annual statements and its financial statements as filed with the Department for the year ended December 31, 1995 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 1996 and June 30, 1996.
Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

          (c) MBIA has heretofore furnished to the Agents a copy of the annual report on Form 10-K of MBIA Inc. for the fiscal year ended December 31, 1995 as filed with the Securities and Exchange Commission and the quarterly reports on Form 10-Q of MBIA Inc. for each of the quarters ended March 31, 1996 and June 30, 1996 as filed with the Securities and Exchange Commission. Such annual and quarterly reports were prepared in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           Section 3.5. Covered Portfolio. Substantially all of the Insured
           -----------  -----------------
Obligations in the Covered Portfolio are insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Administrative Agent in accordance with MBIA's underwriting criteria as heretofore disclosed to the Agents, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and- market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the date hereof.

          Section 3.6. Confirmation of Representations and Warranties. MBIA
          -----------  ----------------------------------------------
hereby confirms that its representations and warranties set forth in the Credit Agreement (including without limitation those set forth in Article 5 of the Credit Agreement) are true and correct as of the date hereof, and represents and warrants that no Default or Event of Default has occurred and is continuing.

          Section 3.7. Disclosure. There is no fact known to MBIA which
          -----------  ----------
materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any the Third Amendment Documents or any Loan Document as amended thereby which has not been set forth in this Amendment or in the financial statements or reports required to be delivered pursuant to Section 3.4 hereof.

                                   ARTICLE 4

                                 MISCELLANEOUS
                                 -------------

          Section 4.1. Credit Agreement. Except as expressly modified as
          -----------  ----------------
contemplated hereby, the Credit Agreement and the other Loan Documents are hereby confirmed to be in full force and effect in accordance with their respective terms.

          Section 4.2. Effectiveness. This Amendment shall be effective as
          ------------ --------------
provided in and subject to Article 2 above when executed and delivered by MBIA, each Agent and each Bank.

          Section 4.3. Survival. All covenants, agreements, representations and
          ------------ ---------
warranties made herein or in any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the effective date hereof, the making of any Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan or Note remains outstanding or unpaid, any other amount payable by MBIA under the Credit Agreement as amended hereby, any Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under the Credit Agreement as amended hereby, any Note or any other Loan Document remains unsatisfied or the Banks have any obligation to make a Loan or any other advance of moneys to MBIA under the Credit Agreement as amended hereby.

          Section 4.4. Severability. Any provision of this Amendment which is
          -----------  -------------
prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

          Section 4.5. Successors and Assigns. This Amendment is a continuing
          -----------  -----------------------
obligation and binds, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns; provided that MBIA may not transfer or assign any or all of its rights or obligations hereunder except as permitted by Section 10.8 of the Credit Agreement.

          Section 4.6. Amendments. No provision of this Amendment shall be
          -----------  -----------
waived, amended or supplemented except as provided in Section 10.12 of the Credit Agreement.

          Section 4.7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
          -----------  ---------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 4.8. Headings. Section headings in this Amendment are included
          -----------  ----------
herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

          Section 4.9. Counterparts. This Amendment may be executed in several
          -----------  ------------
counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers "hereunto duly authorized as of the date first above written.

MBIA INSURANCE CORPORATION

By/s/ Julliette Tehrani
Name:
Title:

CREDIT SUISSE, New York Branch,
as Administrative Agent and as
a Bank

By
Name:
Title:

By
Name:
Title:

DEUTSCHE BANK AG, New York
Branch, as Documentation Agent
and as a Bank

By
Name:
Title:

By
Name:
Title:

COOPERATIVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A.
 (RABOBANK NEDERLAND)
NEW YORK BRANCH

By
Name:
Title:

By
Name:
Title:

CAISSE DES DEPOTS
ET CONSIGNATIONS

By
Name:
Title:

By
Name:
Title:

BAYERISCHE LANDESBANK GIROZENTRALE

By
Name:
Title:

By
Name:
Title:

LANDESBANK HESSEN-THORINGEN GIROZENTRALE

By
Name:
Title:

By
Name:
Title:

[Terminating Bank]
SUDWESTDEUTSCHE LANDESBANK

By
Name:
Title:

By
Name:
Title:

EXHIBIT A
TO THIRD AMENDMENT

Form of Opinion of General Counsel of MBIA,

October 1, 1996

The Parties Listed on
Schedule I hereto


Re: Third Amendment to First Restated Credit Agreement Dated as of October 1, 1993, among MBIA Insurance Corporation, Credit Suisse, New York Branch, as Administrative Agent and as a Bank, Deutsche Bank AG, as Documentation Agent and as a Bank, and the other Banks signatory thereto

Ladies and Gentlemen:

I am General Counsel of MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"). This opinion is being given in connection with the Third Amendment, dated as of October 1, 1996 (the "Third Amendment"), to the First Restated Credit Agreement dated as of October 1, 1993 (the "First Restated Credit Agreement") among MBIA, Credit Suisse, New York Branch, as Administrative Agent and as a Bank, Deutsche Bank AG, as Documentation Agent and as a Bank, and the other Banks signatory thereto. The First Restated Credit Agreement, as amended by the Third Amendment, is referred to herein as the "Credit Agreement." All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

As General Counsel to MBIA, I am familiar with its Restated Charter and its By-Laws, as amended to date, and I have responsibility for supervision of MBIA's insurance regulatory compliance. I have examined such certificates of public officials, such certificates of officers of MBIA and copies certified to my satisfaction of such corporate documents and records of MBIA and of such other papers as I have deemed relevant and necessary for the opinions set forth below. In all such examinations, I have assumed the genuineness of all signatures, the authority to sign and the authenticity of all documents submitted to me as originals. I have also assumed the conformity with the originals of all documents submitted to me as copies. I have relied upon certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

Based upon the foregoing, it is my opinion that:

(a) MBIA is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and has the corporate power and all requisite licenses and franchises required to carry on its insurance and other business, as now being conducted in the State of New York and in each other jurisdiction where the nature of the business transacted by it makes such qualification necessary, except any jurisdiction other than the State of New York where failure to so qualify would not have a material adverse-effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Third Amendment, the Credit Agreement, and the Additional Notes (as defined in the Third Amendment) (the "Transaction Documents").

(b) The execution, delivery and performance of the Transaction Documents are within the corporate powers of MBIA, have been duly authorized by all necessary corporate action and do not (i) violate any provision of the Restated Charter of By-Laws of MBIA, (ii) violate any provision of law, rule, regulation (including without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations G. T. U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA the violation of which would affect the validity or enforceability of any of the Transaction Documents or the ability of MBIA to perform its obligations under the Transaction Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (iii) and (iv), breaches, defaults, the Permitted Liens or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Transaction Documents.

(c) To the best of my knowledge, no consent, approval or other action by, or any notice to or filing with, any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

(d) To the best of my knowledge, there is no action, suit, proceeding or investigation before or by any court, arbitrator or administrative or governmental body pending or threatened against MBIA, wherein an adverse decision, ruling or finding would materially and adversely affect (i) the business, assets, operations or financial condition of MBIA, (ii) the transactions contemplated by the Credit Agreement or (iii) the validity or enforceability of the Transaction Documents.

(e) To the best of my knowledge, MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the Restated Charter or By-Laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound, where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under the Transaction Documents.

(f) To the best of my knowledge, MBIA is in compliance with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any of the Transaction Documents.

(g) All of the issued and Outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA.

This opinion is being furnished to you and your participants in connection with the execution of the Third Amendment, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

Very truly yours,

General Counsel

SCHEDULE I

Credit Suisse, New York Branch
as a Bank and as Administrative Agent
12 East- 49 Street
New York, NY 10017

Deutsche Bank AG, New York Branch
as a Bank and as Documentation Agent
31 West 52nd Street
New York, NY 10019

Cooperative Centrale Raiffeisen
 Boerenleenbank B.A. (Rabobank Nederland)
245 Park Avenue
New York, New York 10167

Caisse des Depots and Consignations
c/o CDC Capital, Inc.
9 West 57 Street -- 36th Floor
New York, NY 10019

Bayerische Landesbank Girozentrale,
New York Branch
560 Lexington Avenue
New York, NY 10022

Landesbank Hessen-Thuringen Girozentrale
420 Fifth Avenue
New York, NY 10022

                                                                       EXHIBIT B
                                                              TO THIRD AMENDMENT

Form of Opinion of Kutak. Rock
------------------------------
October 1, 1996

To the Parties Listed on Schedule I hereto

Re: Third Amendment to First Restated Credit Agreement Dated as of October 1, 1993 among MBIA Insurance Corporation, Credit Suisse, New York Branch, as Administrative Agent and as a Bank, Deutsche Bank AG, New York Branch, as Documentation Agent and as a Bank, and the Other Banks Signatory Thereto

Ladies and Gentlemen:

     This opinion is furnished to you in connection with the Third Amendment, dated as of October 1, 1996 (the "Third Amendment") to the First Restated Credit Agreement dated as of October 1, 1993 (the "First Restated Credit Agreement"), among MBIA Insurance Corporation ("MBIA"), Credit Suisse, acting through its New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank and as Documentation Agent, and the other Banks signatory thereto. The First Restated Credit Agreement, as amended by the Third Amendment, is referred to herein as the "Credit Agreement." All capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Credit Agreement. As used herein, "Transaction Documents" means the Third Amendment, the Credit Agreement and the Additional Note (as defined in the Third Amendment).

     We have acted as special counsel to MBIA in connection with the execution and delivery of the Transaction Documents. In this connection, we have examined the Transaction Documents and such certificates of public officials, such certificates of officers of MBIA, and copies certified to our satisfaction of such corporate documents and records of MBIA, and such other documents as we have deemed necessary or appropriate for the opinions set forth below. We have relied upon such certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

     We have also assumed (i) the due execution and delivery, pursuant to due authorization, of (A) each document referred to in the immediately preceding paragraph by all parties other than MBIA to such document, and (B) the consent to the Third Amendment of each Bank, (ii) the authenticity of all such documents submitted to us as originals, (iii) the genuineness of all signatures and (iv) the conformity to the originals of all such documents submitted to us as copies.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:

          (a) MBIA is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to carry on its business under the laws of the State of New York.

          (b) Each Transaction Document has been - duly executed and is a valid and binding obligation of MBIA enforceable in accordance with its terms, except that such enforceability maybe limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and the enforceability as to rights to indemnity thereunder as may be subject to limitations of public policy.

          (c) The execution, delivery and performance of the Transaction Documents do not (a) violate any provision of the Restated Charter or Bylaws of MBIA or (b) violate any provision of law (including without limitation the New York Insurance Law or the Investment Company Act of 1940, as amended) or, to the best of our knowledge, any rule or regulation (including without limitation Regulation G. T. U or X of the Board of Governors of the Federal Reserve System) presently in effect having applicability to MBIA the violation of which would
(i) affect the validity or enforceability of any Transaction Document or the ability of MBIA to perform its obligations thereunder, (ii) adversely affect the Banks or their rights under any Transaction Document or (iii) materially adversely affect the business, assets, operations or financial condition of MBIA.

          (d) To the best of our knowledge, no consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents. No consent, approval or other action by or any notice to or filing with the Department is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

          (e) Except with respect to MBIA's obligations to pay the Principal of and interest on the Loans, the obligations of MBIA under the Transaction Documents will rank, under the New York Insurance Law, at least pari passu in priority of payment with all other unsecured obligations of MBIA, including without limitation MBIA's obligation to pay claims under Insurance Contracts under the New York Insurance Law, subject, however, to statutory priorities granted to certain claims under Sections 7426 and 7435 of the New York Insurance Law.

In rendering the opinions expressed herein, we express no opinion as to the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

     This opinion is being furnished to you and your participants solely in connection with the execution of the Third Amendment, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written consent.

Very truly yours,

                                  SCHEDULE I

Credit Suisse, New York Branch as a Bank as Administrative Agent
12 East 49 Street
New York, NY 10017

Deutsche Bank AG, New York Branch
as a Bank and as Documentation Agent
31 West 52nd Street
New York, NY 10019

Cooperative Centrale Raiffeisen
Boerenleenbank B.A. (Rabobank Nederland)
245 Park Avenue
New York, New York 10167

Caisse des Depots and Consignations
c/o CDC Capital, Inc.
9 West 57 Street -- 36th Floor
New York, NY 10019

Bayerische Landesbank Girozentrale,
New York Branch
560 Lexington Avenue
New York, NY 10022

Lande.sbank Hessen-Thuringen Girozentrale
420 Fifth Avenue
New York, NY 10022